Exhibit 10.14

Execution Version

ADDENDUM NO. 1 TO THE OVERALL AGREEMENT DATED 14 FEBRUARY 2014

This Addendum is made this 5th day of March 2014

BETWEEN:

1.	The Original Buyers as set out and defined in Schedule 1 of the Agreement (as defined below);

2.	The New Buyers as set out and defined in Schedule 2 of the Agreement (as defined below);

3.	Metrostar Management Corp., a corporation incorporated and registered in Liberia and having its registered office at 80 Broad Street, Monrovia, Liberia, (“Metrostar”); and

4.	Diamond S Shipping Group, Inc., a company incorporated and registered in the Marshall Islands, and having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH 96960 (“DSM”),

each a “Party”, and together the “Parties”

WHEREAS

A.	The Parties entered into an overall agreement dated 14 February 2014 (“Agreement”) pursuant to which, inter alia, the Parties have agreed the terms and conditions upon which certain shipbuilding contracts shall be novated from the Original Buyers to the New Buyers.

B.	The Parties have agreed to make certain amendments to the Agreement upon and subject to the terms and conditions set out herein.

Now therefore for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by the Parties, the Parties agree as follows:

1.	Unless otherwise defined herein, or the context otherwise required, terms defined in the Agreement shall have the same meaning when used herein.

2.	As and with effect from the date of this Addendum the Agreement shall be amended as follows:

a.	Clause 5.2 (v) (Effective Time Notice) shall be deleted in full and replaced with:

Quote:

(v) Intentionally Blank.

Unquote.

b.	Clause 9.2 (d) shall be deleted in full and replaced with the following:

Quote:

(d) the document set out at Schedule 10 (Text of Plan Approval Extras) is a correct and complete copy of the full text of the Plan Approval Extras in relation to each Hull save that in such Schedule :

i) in the table headed “Steel Outfitting Design Part”; Line 1 (ONE(1) SET WINCH FOR S.P.M & E.T.S IS ADDED AND IS RE-DESIGN THE DRUM OF WINDLASS BY OWNER REQUIPEMENT/$50,000) applies to Hull S-5130 only; and

ii) in the table headed “Steel Outfitting Design Part”; Line 2 (ONE(1) SET WINCH FOR S.P.M & E.T.S IS ADDED AND IS RE-DESIGN THE DRUM OF WINDLASS BY OWNER REQUIPEMENT/$33,000) only applies to the following Hulls: Hull S-5131, Hull S-5132, Hull S-5133, Hull S-5134, Hull S-5135, Hull S-1177, Hull S-1178, Hull S-1183, and Hull S-1184.

Unquote.

c.	Schedule 7 (Plan Approval Extras and Plan Approval Extras Costs) of the Agreement shall be deleted in full and replaced with Schedule 1 (Plan Approval Extras and Plan Approval Extras Costs) of this Addendum.

d.	Schedule 10 (Text of Plan Approval Extras) of the Agreement shall be deleted in full and replaced with Schedule 2 (Text of Plan Approval Extras) of this Addendum.

e.	In recital 2 of schedule 2 (Supplemental Letter) of each of the pro-forma novation agreements, as annexes 1 to 10 (inclusive) of the Agreement, after the words “dated [•] 2014” and before the term (“Deed of Novation”)”, the following words shall be inserted:

Quote:

as amended and supplemented from time to time,

Unquote.

f.	In paragraph 3 of schedule 6 (Notice of Assignment) of each of the pro-forma novation agreements, as annexes 1 to 10 (inclusive) of the Agreement, after the words “dated [•] 2014” and before the term “(the “Novation Agreement”)”, the following words shall be inserted:

Quote:

as amended and supplemented from time to time,

Unquote

g.	In the definition of “Overall Agreement” in each of the pro-forma novation agreements, as annexes 1 to 10 (inclusive) of the Agreement, after the words “dated [•] 2014” and before the words “between, inter alios,”, the following words shall be inserted:

Quote:

as amended and supplemented from time to time,

Unquote

h.	Annex 14 (Outstanding Due Diligence Items) shall be deleted in full.

3.	Schedule 4, Part B (Plan Approval Extras) of the pro-forma novation agreements, as set out at annexes 1 to 10 (inclusive) of the Agreement, and as referred to in the definition of the SBC Novation Agreement for each Hull, shall be read and construed so as to incorporate the Plan Approval Extras Costs for the relevant Hull as set out in Schedule 1 of this Addendum.

4.	Each of the Parties hereby represents and warrants to the other Party that its execution of this Addendum has been duly authorised and this Addendum constitutes its legal and valid obligations binding on it in accordance with the terms hereof.

5.	This Addendum shall be an integral part of the Agreement and shall be an amendment and supplement thereto and as and with effect from the date hereof the Agreement shall be read and construed subject to and in accordance with the terms of this Addendum. All other terms and/or conditions of the Agreement, save those altered and changed pursuant to this Addendum, shall remain unaltered and in full force and effect.

6.	This Addendum may be entered into in the form of counterparts executed by one or more of the Parties and provided all the Parties shall so execute this Addendum, each of the executed counterparts, when duly exchanged or delivered, shall be deemed to be an original but, taken together, they shall constitute one instrument. A signed copy received by fax or as a “.pdf” file shall be deemed to be an original.

7.	This Addendum, including any non-contractual obligations arising out of or in connection with it, shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this Addendum between the parties hereto shall be resolved in accordance with clause 17 of the Agreement.

SCHEDULE 1

PLAN APPROVAL EXTRAS AND PLAN APPROVAL

EXTRAS COSTS

(1)	(2)	(3)
Hull	Plan Approval Extras	Plan Approval Extras Cost

Hull No. S-5130	Extra & Credit Cost Items List dated 17 February 2014	243,654

Hull No. S-5131	Extra & Credit Cost Items List dated 17 February 2014	226,654

Hull No. S-5132	Extra & Credit Cost Items List dated 17 February 2014	226,654

Hull No. S-5133	Extra & Credit Cost Items List dated 17 February 2014	226,654

Hull No. S-5134	Extra & Credit Cost Items List dated 17 February 2014	226,654

Hull No. S-5135	Extra & Credit Cost Items List dated 17 February 2014	226,654

Hull No. S-1177	Extra & Credit Cost Items List dated 17 February 2014	226,654

Hull No. S-1178	Extra & Credit Cost Items List dated 17 February 2014	226,654

Hull No. S-1183	Extra & Credit Cost Items List dated 17 February 2014	226,654

Hull No. S-1184	Extra & Credit Cost Items List dated 17 February 2014	226,654

SCHEDULE 2

TEXT OF PLAN APPROVAL EXTRAS

EXTRA & CREDIT COST

Hull No. S5130~S5135 & S1177/78/83/84 for METROSTAR MANAGEMENT CORP., 50.3K Product Oil/Chemical Tanker

The extra & credit cost have been discussed with Buyer and Builder since on February 17th, 2014

THE BUYER	THE BUILDER

Mr. Theodoros Pavlidis / METROSTAR MANAGEMENT CORP.	Mr. C.H. Song/Technical Director /s/ C.H. Song
Mr. K.T. Park/Project coordinator for design /s/ K.T. Park
Mr. T.W. Kim/Basic design Part /s/ T.W. Kim
Mr. J.J. Kim/Hull Structure design Part /s/ J.J. Kim
/s/ Theodoros Pavlidis	Mr. S.Y. Park/ Hull outfitting design Part /s/ S.Y. Park
Theodoros Pavlidis	Mr. K.B. Kang/ Hull piping design Part /s/ K.B. Kang
Technical Director	Mr. M.K. Choi/Machinery design Part /s/ M.K. Choi
METROSTAR MANAGEMENT CORP.	Mr. Y.K. Son/ Electric design Part /s/ W.K. Son

Total 4 sheets with cover

February 17th, 2014

SHIPBUILDING CO.,LTD.

S5130's The list of all extra items

MACHINERY DESIGN PART
NO.	SUBJECT	EXTRA	CREDIT	REMARKS
1	HEATER - MODIFIED OUTLET TEMP. FOR H.F.O & L.O PURI. HEATER	$2,500
2	MARKING OF ESCAPE WAY IN ENGINE ROOM	$1,800
3	APPLYING THE PARTIAL DECK AND LADDER & WALL & DOOR IN E/R STORE	$4,100
	TOTAL	$8,400

HULL STRUCTURE PART DESIGN PART
1	INCREASE THE INNER BOTTOM PLATE THICKNESS I.W.O M/E SEAT.		$7,920
2	REMOVE NO.1 CARGO HOLD AIR VENT TRUNK.		$3,500
	TOTAL		$11,420

ELECTRIC DESIGN PART
1	ADDED GENERATOR BEAR TEMP. SENSOR	$1,100
2	BMS MODEL CHANGE (III -> V MODEL)	$5,500
3	KYPA SHAFT POWER METER - THRUST OPTION WITH TWO ANALOG OUTPUT	$5,000
4	AMS - APPLICATION OF SSD	$3,000
5	PROVISION FOR SHIP PERFORMANCE SYS.	$9,000
6	APPLICATION OF FIRE DETECTION IN BATTERY ROOM	$2,000
7	ANEMOMETER TRANSMITTER TYPE CHANGE	$1,000
8	SPEEDLOG TYPE CHANGE (SINGLE AXIS -> DUAL AXIS)	$37,000
9	ECHOSOUNDER TRANSDUCER ADDED GATE VALVE	$10,000
10	S-BAND RADAR INTERFACE WITH VDR	$3,000
11	ADDED 2 MOTION SENSOR	$1,100
12	UHF TRANSCEIVER 3SETS CANCEL		$2,700
	TOTAL	$77,700	$2,700

HULL PIPING DESIGN PART
1	Additional portable cargo connection with 100A pipe and Blind flange except spectacle flang for only each cargo pump side, (except slop and residue pump side)	$12,400
2	Arrange inert gas supply line after deck water seal to be schedule 80 instead of schedule 40.	$15,000
3	Arrange separate pilot & release CO2 system for the purifier room.	$5,500
4	Provide scuppers from deck to lead to scantling draft water line.	$3,800
5	Coupling bolts for spare and Applying red mark for discharge / suction pressure gauge.	$500
6	Provide pressure gauge for ballast eductor driving/suction/discharge	$3,600
7	Delete of insulation for steam and condensate line on upper deck including in deck store.		$14,000
	TOTAL	$40,800	$14,000

PURCHASING PART
1	MAKER SELECTION FOR P/V VALVE (TANKTECH -> PRES VAC)	$8,560
2	MAKER SELECTION FOR CARGO/SLOP TANK LEVEL GAUGE (HANLA -> MUSSASINO)	$15,771
3	MAKER SELECTION FOR VALVE REMOTE CONTROL SYSTEM (HANLA -> SCANA)	$4,000
4	MAKER SELECTION FOR ENGINE ROOM PUMP (SHIN SHIN -> SHINKO)	$29,751
5	MAKER SELECTION FOR PURIFIER (SAMGONG -> WESTFALIA)	$3,210
6	MAKER SELECTION FOR FRESH WATER GENERATOR (ILSEUNG-> SASAKURA)	$7,139
7	MAKER SELECTION FOR BILGE SEPARATOR (GEORIM -> JOWA KOREA)	$3,576
8	MAKER SELECTION FOR PLATE TYPE COOLER (MYTEC -> GEA)	$6,238
9	MAKER SELECTION FOR F.O SUPPLY UNIT (PSE -> ALFA LAVAL)	$22,429
	TOTAL	$100,674

ACCOMMODATION DESIGN PART
1	SEVENTEEN(17) TEA TABLES IN PETTY OFFICER & CREW CLASS	$2,100
2	ONE(1) SIDE BOARD CERW’S MESS RM.	$1,100
3	PANORAMIC WINDOW, FILE CABINET, TEA TABLE	$2,100
4	ADDITIONAL GALLEY EQUIPMENT & CATERING FURNITURE	$2,500
	TOTAL	$7,800

BASIC DESIGN PART
1	Delete FEED WATER TANK		$3,000	Kick off meeting of OCT. 15~17, 2013
2	Delete AIR LOCK TRUNK & WATER TIGHT DOOR between E/R and S/G RM.		$7,000	Kick off meeting of OCT. 15~17, 2013
	TOTAL		$10,000

STEEL OUTFITTING DESIGN PART
1	ONE(l) SET WINCH FOR S.P.M & E.T.S IS ADDED AND IS RE-DESIGN THE DRUM OF WINDLASS BY OWNER REQUIPEMENT	$50,000		Only 5130
2	ONE(1) SET WINCH FOR S.P.M & E.T.S IS ADDED AND IS RE-DESIGN THE DRUM OF WINDLASS BY OWNER REQUIPEMENT	$33,000		S5131's
3	DECREASE OF CLOSED CHOCK FROM 24EA TO 18EA ACCORDING TO CONTRACT SPEC.		$5,500
4	WHARF LADDER TYPE CHANGE BY OWNER REQUIPMENT	$1,900
	TOTAL	$51,900	$5,500	Only S5130
	TOTAL	$34,900	$5,500	S5131's
	TOTAL(ALL PART)	$287,274	$43,620	Only S5130
	TOTAL(ALL PART)	$270,274	$43,620	S5131’s

IN WITNESS WHEREOF the Parties have caused this Addendum to be duly executed by their duly authorised officers and/or attorneys-in-fact on the day and year first above written.

Signed by:

/s/ Gerasimos Roumantzas
Gerasimos Roumantzas
President/Director

For and on behalf of
METROSTAR MANAGEMENT CORP.

Signed by:

/s/ Michael Kougellis
Michael Kougellis
Authorised Signatory

For and on behalf of
ALSAFI NAVIGATION CO.

Signed by:

/s/ Michael Kougellis
Michael Kougellis
Authorised Signatory

For and on behalf of
CARINA SHIPPING & TRADING S.A.

Signed by:

/s/ Michael Kougellis
Michael Kougellis
Authorised Signatory

For and on behalf of
DRACONIS MARITIME CO. S.A.

Signed by:

/s/ Michael Kougellis
Michael Kougellis
Authorised Signatory

For and on behalf of
LACERTA MARINE S.A.

Signed by:

/s/ Michael Kougellis
Michael Kougellis
Authorised Signatory

For and on behalf of
LYRA MARITIME COMPANY

Signed by:

/s/ Michael Kougellis
Michael Kougellis
Authorised Signatory

For and on behalf of
PAVONIS MARINE LIMITED

Signed by:

/s/ Michael Kougellis
Michael Kougellis
Authorised Signatory

For and on behalf of
POLARIS SHIPHOLDING CORP.

Signed by:

/s/ Michael Kougellis
Michael Kougellis
Authorised Signatory

For and on behalf of
SIGNUS TRADING CO. LTD.

Signed by:

/s/ Michael Kougellis
Michael Kougellis
Authorised Signatory

For and on behalf of
VULPECULA SHIPPING COMPANY

Signed by:

/s/ Michael Kougellis
Michael Kougellis
Authorised Signatory

For and on behalf of
TAYGETA CORPORATION

Signed by:

/s/ Sanjay Sukhrani
Sanjay Sukhrani C.O.O.
For and on behalf of
DIAMOND S SHIPPING GROUP, INC.

Signed by:

/s/ Sanjay Sukhrani
Sanjay Sukhrani,
Manager

For and on behalf of
SPP 1 LLC

Signed by:

/s/ Sanjay Sukhrani
Sanjay Sukhrani,
Manager

For and on behalf of
SPP 2 LLC

Signed by:

/s/ Sanjay Sukhrani
Sanjay Sukhrani,
Manager

For and on behalf of
SPP 3 LLC

Signed by:

/s/ Sanjay Sukhrani
Sanjay Sukhrani,
Manager

For and on behalf of
SPP 4 LLC

Signed by:

/s/ Sanjay Sukhrani
Sanjay Sukhrani,
Manager

For and on behalf of
SPP 5 LLC

Signed by:

/s/ Sanjay Sukhrani
Sanjay Sukhrani,
Manager

For and on behalf of
SPP 6 LLC

Signed by:

/s/ Sanjay Sukhrani
Sanjay Sukhrani,
Manager

For and on behalf of
SPP 7 LLC

Signed by:

/s/ Sanjay Sukhrani
Sanjay Sukhrani,
Manager

For and on behalf of
SPP 8 LLC

Signed by:

/s/ Sanjay Sukhrani
Sanjay Sukhrani,
Manager

For and on behalf of
SPP 9 LLC

Signed by:

/s/ Sanjay Sukhrani
Sanjay Sukhrani,
Manager

For and on behalf of
SPP 10 LLC

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